SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the registrant  ☑

Filed by a Party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☑	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

BELDEN INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, schedule or registration statement no.:
(3)	Filing party:
(4)	Date filed:

April 11, 2017

Dear Stockholder:

We revised the proxy card for stockholders to use in conjunction with our 2017 Annual Meeting of Stockholders to take place on May 25, 2017. The sample proxy card distributed on April 5, 2017 and the voting options previously provided at www.proxyvote.com did not fully reflect the majority voting standard that we adopted when we amended our Bylaws in May 2016.

Consistent with the majority voting standard, the revised proxy card gives you the option to vote for, against or abstain from voting on each director. The majority vote requirement is accurately described in our proxy statement other than the chart included in the Frequently Asked Questions section, page 49, which misdescribes the effect of an abstention. An abstention is not included in determining whether a director has received more votes cast for his or her election to the board than against.

We have included a revised proxy card with this letter and have revised the voting options at www.proxyvote.com. If you have not yet voted, please discard the previously provided proxy card and use the enclosed revised proxy card to vote your shares by mail, or follow the instructions on the revised proxy card to vote via the internet or by telephone. Even if you have already voted, we encourage you to revote by using the enclosed revised proxy card or instructions to vote via the internet or by telephone.

The changes to the proxy card only impact the election of directors. There are no changes to the voting for the other proposals up for consideration at the meeting.

If you have already voted or you continue to use the prior proxy card, a vote for a director indicated as “Withhold” on the prior proxy card or other voting method will be treated as an “Against” vote for all purposes at the meeting.

If you have any questions, or need assistance in voting your shares, please contact us at 314-854-8035.

As always, your vote is important, and we appreciate your attention to this matter. We apologize for any inconvenience.

Sincerely,

BRIAN E. ANDERSON
Senior Vice President – Legal, General Counsel and Corporate Secretary

Corporate Headquarters

1 N Brentwood Blvd. 15th Floor	T 314.854.8000
St. Louis, MO 63105	F 314.854.8001

BELDEN INC. 1 NORTH BRENTWOOD BOULEVARD 15TH FLOOR ST. LOUIS, MO 63105	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees		For	Against	Abstain
1A 1B 1C 1D 1E 1F 1G 1H 1I	David J. Aldrich Lance C. Balk Steven W. Berglund Judy L. Brown Bryan C. Cressey Jonathan C. Klein George E. Minnich John M. Monter John S. Stroup		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain
						2	To ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2017.	☐	☐	☐

						3	Advisory vote to approve named executive officer compensation.	☐	☐	☐
						The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
						4	Advisory vote on frequency of future advisory votes related to executive officer compensation. ☐	☐	☐	☐

Please indicate if you plan to attend this meeting			Yes ☐	No ☐		NOTE: In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NOTICE AND PROXY STATEMENT and ANNUAL REPORT are available at www.proxyvote.com
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

BELDEN INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 25, 2017 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Belden Inc. appoints Brian E. Anderson and Nicholas E. Eckelkamp, as proxies, acting jointly or severally and with full power of substitution, for and in the name of the undersigned to vote at the Annual Meeting of Stockholders to be held on May 25, 2017, beginning at 12:30 p.m., local time, at the Mississippi Room on the 8th Floor of the Four Seasons Hotel St. Louis, 999 North 2nd Street, St. Louis, Missouri 63102 and at any adjournments or postponements thereof, as directed, on the matters set forth in the accompanying Proxy Statement and on all other matters that may properly come before the Annual Meeting, including on a motion to adjourn or postpone the Annual Meeting to another time or place (or both) for the purpose of soliciting additional proxies.

Signing and dating this proxy card will have the effect of revoking any proxy card that you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on any proxy card.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO CHOICE IS SPECIFIED AND THE PROXY IS SIGNED AND RETURNED, THEN THE PROXY WILL BE VOTED ON THE PROPOSALS CONSISTENT WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Receipt is hereby acknowledged of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 5, 2017, and the Annual Report to Stockholders for the year ended December 31, 2016.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 25, 2017

BELDEN INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 27, 2017
Date: May 25, 2017 Time: 12:30 PM CDT
Location: Four Seasons Hotel St. Louis
The Mississippi Room 8th Floor 999 North 2nd Street St. Louis, Missouri 63102

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.	Internal Use Only

Voting items
The Board of Directors recommends
you vote FOR the following:
1.	Election of Directors	The Board of Directors recommends you vote 1 YEAR on the following proposal:
Nominees
1A 1B 1C 1D 1E 1F 1G 1H 1I	David J. Aldrich Lance C. Balk Steven W. Berglund Judy L. Brown Bryan C. Cressey Jonathan C. Klein George E. Minnich John M. Monter John S. Stroup

4       Advisory vote on frequency of future advisory votes related to executive officer compensation.

NOTE: In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting.

The Board of Directors recommends you
vote FOR proposals 2 and 3.
2	To ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2017.

3	Advisory vote to approve named executive officer compensation.

Reserved for Broadridge Internal Control Information